Exhibit 99.1

CERTIFICATION OF PRESIDENT AND CHIEF EXECUTIVE OFFICER
REGARDING PERIODIC REPORT CONTAINING FINANCIAL STATEMENTS

I, Ronald J. Turner, President and Chief Executive Officer of TC PipeLines GP, Inc., the General Partner of TC PipeLines, LP (the Partnership), in compliance with 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 hereby certify in connection with the Partnership’s Quarterly Report on Form 10-Q for the period ending September 30, 2002 with the Securities and Exchange Commission (the Report), that:

•                  the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

•                  the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Partnership.

Dated:	November 14th, 2002	/s/ Ronald J. Turner
Ronald J. Turner
President and Chief Executive Officer
TC PipeLines GP, Inc., as general partner